Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Chief Executive Officer and the Chief Financial Officer of NBOG Bancorporation, Inc. (the "Company"), each certify that, to his or her knowledge on the date of this certification:


          1.   The  quarterly  report  of  the  Company  for  the  period ending
               September  30,  2004  as  filed  with the Securities and Exchange
               Commission on this date (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                ----------------------------
                                Albert F.Satterwhite
                                Chief Executive Officer
                                November __, 2004


                                ----------------------------
                                W. Bryan Hendrix
                                Chief Financial Officer
                                November __, 2004


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